SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant             [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               HealthRite, Inc.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:


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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11:


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4)   Proposed maximum aggregate value of transaction:


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5)   Total fee paid:


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[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount previously paid:____________________________________________________

2)   Form, Schedule or Registration Statement No.:______________________________

3)   Filing Party:______________________________________________________________

4)   Date Filed:________________________________________________________________

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                                 HEALTHRITE INC.
                       NOTICE OF MEETING OF STOCKHOLDERS
                                JANUARY 3, 2001



To the Stockholders:


     The Meeting of stockholders of HealthRite Inc., a Delaware corporation (the "Company"), will be held at HealthRite, Inc., 11445 Cronhill Drive, Owings Mills, Maryland 21117 on Wednesday, January 3, 2001, at 9:00 A.M. for the following purposes:

     (1) To approve the name change of HealthRite, Inc. to Medifast, Inc. effective by January 30, 2001.

     Proxies were sent on December 20, 2000 to stockholders of record at the close of business on October 30, 2000 to solicit the vote of those entitled to notice of, and to vote at, the meeting or any adjournments thereof.

     All are invited to attend the meeting, but if you cannot attend, please send the proxy, by mail, to HealthRite, Inc., 11445 Cronhill Drive, Owings Mills, Maryland 21117 prior to January 1, 2001.

                                      By Order of the Board of Directors,



Dated: December 20, 2000


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                                     PROXY

                                HEALTHRITE, INC.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS



     The undersigned hereby appoints Bradley T. MacDonald with full power of substitution, as attorneys for and in the name, place and stead of the undersigned, to vote all the shares of the common stock of HEALTHRITE INC., owned or entitled to be voted by the undersigned as of January 1, 2001.

1.   CHANGE OF NAME TO MEDIFAST, INC.

     The Board of Directors has decided that the HealthRite, Inc. name should be changed to Medifast, Inc. to take advantage of our quality branded image to consumers, physicians, and other medical practitioners who are potential investors. HealthRite, Inc.'s association with the herbal industry has been a negative to the investment community. Thus a name change of HealthRite, Inc. to Medifast, Inc. is strongly recommended.

     To approve the name change of HealthRite, Inc. to Medifast, Inc. effective January 1, 2001.


                         [ ] FOR [ ]AGAINST [ ]ABSTAIN

     This proxy, if properly executed and returned, will be voted in accordance with the directions specified hereof. If no directions are specified, this proxy will be voted FOR the change of name from HealthRite, Inc. to Medifast, Inc.



Dated:________________                     --------------------------------
                                           Signature of Stockholder






                                           --------------------------------
                                           Signature of Co-Holder (if any)



     Please sign exactly as your name appears hereon and date. Joint owners should each sign. Trustees and fiduciaries should indicate the capacity in which they are signing.